Exhibit 99.1

IN THE COMMONWEALTH COURT OF PENNSYLVANIA MICHAEL F, CONSEDINE, INSURANCE : COMMISSIONER OF THE COMMONWEALTH : OF PENNSYLVANIA, : : Plaintiff, : : v. : DOCKET NO. 5 M.D. 2009 : PENN TREATY NETWORK AMERICA : INSURANCE COMPANY, : : Defendant, : : MICHAEL F. CONSEDINE, INSURANCE : COMMISSIONER OF THE COMMONWEALTH : OF PENNSYLVANIA, : : Plaintiff, : : v. : DOCKET NO. 4 M.D. 2009 : AMERICAN NETWORK : INSURANCE COMPANY, : : Defendant. : NOTICE OF APPEAL Notice is hereby given that Michael F. Consedine, Insurance Commissioner of the Commonwealth of Pennsylvania, in his capacity as statutory rehabilitator of Penn Treaty Network America Insurance Company and American Network Insurance Company, hereby appeals to the Supreme Court of Pennsylvania from the order entered in this matter on the 3rd day of May, 2012 and the Order entered in this matter on the 28th day of September, 2012. These orders have been entered on the docket as evidenced by the attached copy of the docket entry.

Dated: October 26, 2012 Respectfully submitted, Carl M. Buchholz Jayne Anderson Risk DLA PIPER LLP (US) One Liberty Place 1650 Market Street, Suite 4900 Philadelphia, PA 19103-7300 Telephone: 215.650.3300 Facsimile: 215.656.3301 Attorneys for Rehabilitator

3:31 P.M.

Sealed Document(s)

Penn Treaty Docket Sheet

Commonwealth Court of Pennsylvania

Docket Number: 1 PEN 2009

Page 131 of 136

October 26, 2012

DOCKET ENTRY

Filed Date	Docket Entry / Filer	Representing	Participant Type	Exit Date
February 15, 2012	Praecipe for Withdrawal of Appearance			
	Hogben, Virginia Lynn	Consedine, Michael F.	Plaintiff	
March 16, 2012	Application for Relief			
	Potts, James Reeves	Consedine, Michael F.	Plaintiff	
	Harty, Thomas S.	Consedine, Michael F.	Plaintiff	
Document Name:	Motion for Extension and Continuation of Stay			
March 20, 2012	Order Granting Application for Relief			03/21/2012
	Leavitt, Mary Hannah			
Document Name: Comment:	The Motion for Extension and Continuation of Stay is Granted. The Stay set forth in paragraph 12 of this Court's rehabilitation orders dated 1/8/2009, is hereby extended for 180 days from the effective date of this Order. See Order Filed			
March 22, 2012	Notice			
	Harty, Thomas S.	Consedine, Michael F.	Plaintiff	
Document Name:	Rehabilitator's Notice of Filing - Motion for Extension and Continuation of Stay			
May 3, 2012	Opinion			05/03/2012
	Leavitt, Mary Hannah			
Document Name: Comment:	Memorandum Opinion (173 pages) : Upon consideration of the Rehabilitator's Amended Petitions for Liquidation of Penn Treaty Network America Insurance Company (In Rehabilitation) and American Network Insurance Company (In Rehabilitation) (collectively, Companies) and the evidence adduced at the hearings thereon, it is ordered as follows: 1. The Amended Petitions are denied for the reasons set forth in the accompanying Opinion. 2. The Court's orders of 1-6-09, remain in effect. Paragraphs 9 and 10 of the 1-6-09, orders are amended as follows: The Rehabilitator will not refuse to pay claims or refuse to renew the Companies' long-term care insurance policies without prior Court approval. 3. The Rehabilitator shall develop a plan of rehabilitation of the Companies, in consultation with intervenors, and shall submit a plan no later than 90 days following the date of this order. 4. The plan of rehabilitation must address and eliminate the inadequate and unfairly discriminatory premium rates for the OldCo business.			
May 14, 2012	Entry of Appearance			
	Davies, Sarah Elizabeth	Consedine, Michael F.	Plaintiff	
	Fiebach, H. Robert	Consedine, Michael F.	Plaintiff	
May 14, 2012	Post Trial Motions Filed			
	Davies, Sarah Elizabeth	Consedine, Michael F.	Plaintiff	
	Potts, James Reeves	Consedine, Michael F.	Plaintiff	
	Fiebach, H. Robert	Consedine, Michael F.	Plaintiff	
Document Name: Comment:	Post-Trial Motion of Michael F. Consedine, Insurance Commissioner of the Commonwealth of Pennsylvania, In His Official Capacity as Rehabilitator of Penn Treaty Network America Insurance Company and American Network Insurance Company			

Neither the Appellate Courts nor the Administrative Office of Pennsylvania Courts assumes any liability for inaccurate or delayed data, errors or omissions on the docket sheets.

3:31 P.M.

Sealed Document(s)

Penn Treaty Docket Sheet

Docket Number: 1 PEN 2009

Page 135 of 136

October 26, 2012

Commonwealth Court of Pennsylvania

DOCKET ENTRY

Filed Date	Docket Entry / Filer	Representing	Participant Type	Exit Date
September 14, 2012	Order Granting Application for Continuance			09/17/2012
	Leavitt, Mary Hannah			
Document Name: Comment:	The motion for Extension and Continuation of Stay is Granted. The stay set forth in paragraph 12 of this Court's rehabilitation orders dated January 6, 2009, is hereby stayed for 180 days from the effective date of this Order. All court actions, arbitrations and mediations currently or hereafter pending against Penn Treaty and American Network in the Commonwealth of Pennsylvania are stayed untill March 18, 2013. See Order Filed			
September 14, 2012	Praecipe			
	Christian, Douglas Y.	Woznicki, Eugene J.	Intervenor	
	Christian, Douglas Y.	Penn Treaty American Corporation	Intervenor	
	DiNicola, Damian L.	Penn Treaty American Corporation	Intervenor	
	Schmidt, Benjamin Moshe	Woznicki, Eugene J.	Intervenor	
	Schmidt, Benjamin Moshe	Penn Treaty American Corporation	Intervenor	
Document Name: Comment:	Praecipe of Intervenors Eugene J. Woznicki and Penn Treaty American Corporation for Entry of Judgment on the Docket Pursuant to PA. R.A.P. 227.4			
September 17, 2012	Memorandum of Law Filed			
	Harty, Thomas S.	Consedine, Michael F.	Plaintiff	
Document Name: Comment:	Liquidator's Memorandum of Law in Opposition to the Application to Intervene by Broadbill Partners, LLP			
September 20, 2012	Application for Relief			
	Goldstein, Elizabeth Jan	Broadbill Partners, L.P.	Possible Intervenor	
Document Name: Comment:	Broadbill's Motion for Leave to File a Brief Reply in Respons to the Rehabilitator's Answer to Broadbill Partner LP's Application to Intervene in the Rehabilitation Proceedings of Penn Treaty Network American Insurance Company and American Network Insurance Company			
September 20, 2012	Answer to Application for Intervention (Pa.R.A.P. 1531b)			
	Christian, Douglas Y.	Woznicki, Eugene J.	Intervenor	
	Christian, Douglas Y.	Penn Treaty American Corporation	Intervenor	
	DiNicola, Damian L.	Penn Treaty American Corporation	Intervenor	
	Schmidt, Benjamin Moshe	Woznicki, Eugene J.	Intervenor	
	Schmidt, Benjamin Moshe	Penn Treaty American Corporation	Intervenor	
Document Name:	Response to Application for Intervention			
September 24, 2012	Entry of Appearance			
	Risk, Jayne Y.	Consedine, Michael F.	Plaintiff	
September 28, 2012	Notice			09/28/2012
	Krimmel, Michael			
Document Name: Comment:	Notice of Judgment Now, September 28th, 2012, this Court's Opinion and Order of May 3, 2012 is hereby entered as judgment pursuant to a praecipe filed by counsel for Intervenors Eugene J. Woznicki and Penn Treaty American Corporation.			

Neither the Appellate Courts nor the Administrative Office of Pennsylvania Courts assumes any liability for inaccurate or delayed data, errors or omissions on the docket sheets.

IN THE COMMONWEALTH COURT OF PENNSYLVANIA MICHAEL F. CONSEDINE, INSURANCE : COMMISSIONER OF THE COMMONWEALTH : OF PENNSYLVANIA, : : Plaintiff, : : v. : DOCKET NO. 5 M.D. 2009 : PENN TREATY NETWORK AMERICA : INSURANCE COMPANY, : : Defendant. : MICHAEL F. CONSEDINE, INSURANCE : COMMISSIONER OF THE COMMONWEALTH : OF PENNSYLVANIA, : : Plaintiff, : : v. : DOCKET NO. 4 M.D. 2009 : AMERICAN NETWORK : INSURANCE COMPANY, : : Defendant. : JURISDICTIONAL STATEMENT IN SUPPORT OF NOTICE OF APPEAL The Honorable Michael F. Consedine, Insurance Commissioner of the Commonwealth of Pennsylvania, in his capacity as statutory rehabilitator (“Commissioner”) of Penn Treaty Network America Insurance Company (“PTNA”) and American Network Insurance Company (“ANIC”) (collectively the “Companies”), by and through his counsel, respectfully submits this Jurisdictional Statement in Support of His Notice of Appeal. I. INTRODUCTION This appeal arises from the May 3, 2012 Order and Memorandum Opinion (the “Order” and the “Opinion,” respectively) of the Honorable Mary Hannah Leavitt of the Commonwealth

Court of Pennsylvania (“Judge Leavitt” or “Commonwealth Court”) relating to the hearing on the Commissioner’s amended petitions for liquidation of the Companies, and the denial of the Commissioner’s Post-Trial motion by Order dated September 28, 2012. The Commissioner files the instant Jurisdictional Statement in Support of His Notice of Appeal, seeking review and reversal of the Commonwealth Court’s May 3, 2012 Order and Opinion and seeking review and reversal of the Commonwealth Court’s September 28, 2012 Order denying the Commissioner’s Post-Trial Motion (“Post-Trial Motion”). II. REFERENCE TO THE OPINIONS OF THE COURT BELOW The Commissioner appeals and seeks review and reversal of: (i) the Commonwealth Court’s May 3, 2012 Order and Opinion (attached as Exhibit A) in their entirety, and in particular: Paragraph 1 of the Commonwealth Court’s Order denying the amended petitions for liquidation “for the reasons set forth in the accompanying Opinion”; Paragraph 2 leaving the Commonwealth Court’s January 6, 2009 orders in effect; Paragraph 3 ordering that “The Rehabilitator shall develop a plan of rehabilitation of the Companies, in consultation with Intervenors, and shall submit a plan no later than ninety (90) days following the date of this Order”; and Paragraph 4 ordering that “The plan of rehabilitation must address and eliminate the inadequate and unfairly discriminatory premium rates for the OldCo business”; (ii) the Commonwealth Court’s erroneous rulings prior to and during the hearing on the petitions, denying submission of certain material updated financial evidence and expert testimony to be offered by the Commissioner (9/15/11 Order granting “Motion In Limine to Exclude the Testimony of Vincent L. Bodnar,” attached as Exhibit B; 9/15/11 Order denying “Rehabilitator’s Motion for Permission to Conduct Additional Discovery for Use at Trial, In The Form Of Interrogatories And To Supplement Its Prior Fact And Expert Testimony And To Offer Into Evidence Additional Expert Testimony,” attached as Exhibit C), but allowing speculative 2 and inadmissible expert testimony offered by Intervenors (11/19/10 Order denying motions in limine to preclude testimony by Steven Holland and Karl Volkmar, attached as Exhibit D); and (iii) the denial of the Commissioner’s post-trial motion by Order dated September 28, 2012 (attached as Exhibit E). III. BASIS FOR THE SUPREME COURT’S JURISDICTION The Supreme Court of Pennsylvania has jurisdiction to review the Commonwealth Court’s Orders pursuant to 42 Pa.C.S. § 723 and Rule 1101(a)(1) of the Pennsylvania Rules of Appellate Procedure. IV. CONCISE STATEMENT OF PROCEDURAL HISTORY The issues in this appeal arise from litigation relating to the Commissioner’s determination that the Companies are insolvent and should be ordered to liquidation. On January 5, 2009, Commissioner Joel Ario filed petitions in the Commonwealth Court requesting that the court place the Companies into rehabilitation upon consent. The Companies had informed the Insurance Department that PTNA’s negative surplus (insurance company net worth) was in the range of $100 million to $141 million, that ANIC was solvent, and that PTNA’s negative surplus was curable; in short, that the financials demonstrated that the Companies might be rehabilitated. Accordingly, the Commonwealth Court entered orders on January 6, 2009, placing the Companies into rehabilitation under Article V of the Insurance Department Act of May 17, 1921, P.L. 789, as amended, 40 P.S. §§ 221.1-221,63 (the “Act”). The Insurance Department later learned of serious reserving issues, leading to the Commissioner’s reasonable determination that the Companies both had significant negative surpluses and were hopelessly insolvent. The Commissioner reasonably determined that further attempts at rehabilitation would substantially increase the risk of loss to policyholders and would be futile. Accordingly, the Commissioner filed petitions (subsequently amended on October 23, 2

2009) seeking orders to liquidate the Companies pursuant to Article V of the Act, 40 P.S. §§221.14, 221.18(a), 221.19 and 221.20. On November 2, 2009, Eugene J. Woznickil and Penn Treaty American Corporation2 (“Intervenors”) filed petitions to intervene specifically to oppose the amended petitions to liquidate the Companies. The Commonwealth Court granted Intervenors’ petitions on November 16, 2009 and consolidated the liquidation proceedings of the Companies on August 13, 2010. The Court set a hearing date on the amended petitions to liquidate for October 25, 2010, later rescheduled to November 30, 2010. The Commissioner filed pre-trial motions to preclude testimony by Intervenors’ experts, Steven Holland and Karl Volkmar. Intervenors filed a motion to exclude the testimony and two reports by the Commissioner’s expert, Vincent L. Bodnar3. The Commonwealth Court denied the Commissioner’s motions to preclude testimony by Intervenors’ experts but excluded the reports and testimony of the Commissioner’s expert Vincent Bodnar. The liquidation hearing commenced on January 31, 2011 and continued intermittently until it recessed April 12, 2011. On August 31, 2011, the Commissioner moved to introduce recently updated financial and claims data and projections. On September 14, 2011, the Court denied the Commissioner’s motion. The hearing then recommenced on September 19, 2011 and continued intermittently until November 2, 2011. After post-hearing briefing and closing arguments, the Commonwealth Court issued the May 3, 2012 Order and Opinion denying the Commissioner’s amended petitions for liquidation, and setting forth specific requirements and a 1 Mr, Wolznicki is chairman of the boards of both ANIC and PTNA. 2 Penn Treaty American Corporation is the ultimate parent company of both ANIC and PTNA. 3 Mr. Bodnar is an actuary and principal with DaVinci Consulting, LLC. 4 deadline for preparation of a rehabilitation plan. On September 28, 2012, the Court denied the Commissioner’s post-trial motion. V. QUESTIONS PRESENTED FOR REVIEW The Commonwealth Court’s May 3, 2012 Order and Opinion, the evidentiary rulings, and the denial of the Commissioner’s post-trial motion, respectfully, should be reversed, and this matter remanded, as the rulings are founded upon legal and factual errors. The questions presented before the Supreme Court of Pennsylvania are: 1. Whether the Commonwealth Court erred and exceeded its constitutional and statutory authority to review the Commissioner’s proposed conversion of a rehabilitation into a liquidation and improperly substituted judicial discretion for administrative discretion. a. Whether the Commonwealth Court erred in affording no deference whatsoever to the findings and determinations of the Commissioner concerning the appropriate course of action for policyholders, creditors and the public; b. Whether the Commonwealth Court erred in overruling the Commissioner’s considered judgment concerning the harm to the policyholders, creditors and the public that would result from delayed liquidation; c. Whether the Commonwealth Court erred in holding that liquidation could not be ordered unless the Commissioner first put into place a rehabilitation plan that failed; d. Whether the Commonwealth Court erred in mandating the creation of a rehabilitation plan including imposing its own specific requirements with respect to the timing, process for development and contents of a rehabilitation plan; and e. Whether the Commonwealth Court erred in disregarding the Commissioner’s judgment and discretion by excluding expert reports and testimony and updated financial condition information about the Companies offered by the Commissioner, but admitting speculative expert testimony by the Intervenors. 2. Whether the Commonwealth Court erred in applying incorrect legal standards and a heightened burden of proof to the Commissioner’s petition to convert the rehabilitation of the Companies to a liquidation. a. Whether the Commonwealth Court erred in placing the burden of proving actual risk of loss and actual futility on the Commissioner rather than simply requiring proof of the existence of a reasonable belief that continued attempts to rehabilitate the Companies would substantially increase the risk of loss to creditors, policy and certificate holders or the public, or be futile; 5

b. Whether the Commonwealth Court erred in requiring the Commissioner to establish futility by proving that further rehabilitation would serve no useful purpose rather than by proving that rehabilitation was not feasible; and c. Whether the Commonwealth Court erred in holding that a rehabilitation plan may treat policyholders or creditors worse than they would be treated in liquidation. Dated: October 26, 2012 Respectfully submitted, Carl M. Buchholz Jayne Anderson Risk DLA PIPER LLP (US) One Liberty Place 1650 Market Street, Suite 4900 Philadelphia, PA 19103-7300 Telephone: 215.656.3300 Facsimile: 215.656.3301 Attorneys for Rehabilitator 6